EXHIBIT 10.98

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of November 17, 2017 (this “Amendment”), is entered into by and among PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC, a Delaware limited liability company (the “Borrower”), the Lenders party hereto, and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”).

W I T N E S S E T H :

WHEREAS, the Borrower has entered into that certain Amended and Restated Credit Agreement, dated as of November 18, 2016 (as amended, amended and restated, supplemented and otherwise modified prior to the date hereof, the “Credit Agreement”; the Credit Agreement as amended by this Amendment is hereinafter referred to as the “Amended Credit Agreement”), among the Borrower, the Lenders party thereto, the Administrative Agent and the other parties party thereto from time to time;

WHEREAS, pursuant to the Credit Agreement, the Lenders have extended credit to the Borrower on the terms and conditions set forth therein;

WHEREAS, the Borrower has requested certain amendments to the Credit Agreement as set forth below; and

WHEREAS, the Borrower and the Lenders party hereto have agreed to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, it is agreed as follows:

ARTICLE 1

Definitions

Section 1.1      Defined Terms.  Terms defined in the Credit Agreement and used herein shall have the meanings assigned to such terms in the Credit Agreement, unless otherwise defined herein or the context otherwise requires.

ARTICLE 2

Amendments

Section 2.1     Amendments to Credit Agreement.  The Credit Agreement is hereby amended and modified as follows:

(a)     Section 1.01 of the Credit Agreement is hereby amended by inserting the following defined term between the definitions of the terms “Alternate Base Rate” and “Ant-Corruption Laws”:

“Amendment No. 1 Effective Date” shall have the meaning assigned to the term “Amendment Effective Date” in that certain Amendment No. 1 to Amended and Restated Credit

Agreement, dated as of November 17, 2017, among the Borrower, the Lenders party thereto and the Administrative Agent.

(b)     The definition of “Maturity Date” set forth in Section 1.01 of the Credit Agreement is amended by replacing the reference to “the day that is 364 days after the Closing Date” therein with a reference to “November 16, 2018”.

(c)     The definition of “Incremental Advance Rate MSR Indebtedness” set forth in Section 1.01 of the Credit Agreement is amended by (i) inserting “(excluding any repurchase facility or other asset-level financing arrangement entered in connection with a Securitization)” between the words “the amount of any MSR Indebtedness” and “that exceeds” and (ii) replacing the reference to “60%” therein with a reference to “75%”.

(d)     Section 3.05(a) of the Credit Agreement is hereby amended by (x) replacing the phrase “December 31, 2015, December 31, 2014 and December 31, 2013” with the phrase “December 31, 2016, December 31, 2015 and December 31, 2014” in clause (i) thereof and (y) by replacing the phrase “September 30, 2016” with the phrase “September 30, 2017” in clause (ii) thereof.

(e)     Section 3.05(e) of the Credit Agreement is hereby amended by replacing the phrase “December 31, 2015” with the phrase “December 31, 2016”.

(f)     Section 3.12 of the Credit Agreement is hereby amended by replacing the phrase “September 30, 2016” with the phrase “September 30, 2017”.

(g)     Sections 6.07, 6.08 and 6.09 of the Credit Agreement are hereby amended by replacing the phrase “December 31, 2016”, in each instance where such phrase appears in such Sections, with the phrase “December 31, 2017”.

(h)     Schedules 1.01(c), 1.01(e), 6.04(ii), 6.05 and 6.06 of the Credit Agreement are hereby amended and restated in their entirety by replacing such Schedules with the corresponding Schedules attached hereto.

(i)     Each reference to the “Closing Date” in each of (i) the definition of the term “Unrestricted Subsidiary” in Section 1.01 of the Credit Agreement, (ii) Section 6.04(ii) of the Credit Agreement, (iii) Section 6.05(xxiv) of the Credit Agreement, (iv) Section 6.06(iii) of the Credit Agreement and (v) Section 6.06(vi) of the Credit Agreement is hereby replaced with a reference to the “Amendment No. 1 Effective Date”.

ARTICLE 3

Miscellaneous

Section 3.1     Conditions to Effectiveness.  This Amendment shall become effective as of the later of (the “Amendment Effective Date”) (x) November 17, 2017 and (y) the date on which:

(a)     Amendment.  The Administrative Agent shall have received duly executed and delivered counterparts of this Amendment that, when taken together, bear the signatures of the Borrower and the Lenders party to the Credit Agreement as of such date;

(b)     Secretary Certificate.  The Administrative Agent shall have received a certificate of the Secretary or Assistant Secretary of each Credit Party dated the Amendment Effective Date and

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certifying (i) that attached thereto is a copy of the certificate or articles of incorporation or other equivalent formation document, including all amendments thereto, of each Credit Party, certified as of a recent date by the Secretary of State (or other similar official) of the state of its organization, (ii) that attached thereto is a true and complete copy of the by-laws, partnership agreement, limited liability company agreement, memorandum and articles of association or other equivalent governing document of such Credit Party as in effect on the Amendment Effective Date and at all times since a date prior to the date of the resolutions described in clause (iii) below, (iii) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or equivalent governing body) of such Credit Party authorizing the execution, delivery and performance of this Amendment, the Acknowledgment and any other Credit Document or other document required to be executed and delivered on behalf of the Borrower  or such Credit Party under this Amendment, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Amendment Effective Date, (iv) that the certificate or articles of incorporation or other equivalent formation document of such Credit Party has not been amended since the date of the last amendment thereto furnished pursuant to clause (i) above, and (v) as to the incumbency and specimen signature of each officer executing this Amendment, the Acknowledgment or any other document delivered in connection herewith on behalf of such Credit Party; and the certificate referred to in this clause (b) shall contain a certification by an Authorized Officer of such Credit Party as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing such certificate pursuant to this clause (b);

(c)     Good Standing Certificate of the Borrower.  The Administrative Agent shall have received a certificate as to the good standing of each Credit Party as of a recent date, from the Secretary of State (or other similar official) of the state of its organization;

(d)     Closing Certificate.  The Administrative Agent shall have received a certificate, dated the Amendment Effective Date and signed by an Authorized Officer of the Borrower, confirming compliance with the conditions precedent set forth in (b), (c) and (d) of Section 4.01 of the Credit Agreement;

(e)     Opinions of Counsel.  The Administrative Agent shall have received, on behalf of itself and the Lenders, a favorable written opinion of (i) Morgan, Lewis & Bockius LLP, counsel to the Borrower, and (ii) in-house counsel of the Borrower, each such opinion to be in form and substance reasonably satisfactory to the Administrative Agent, in each case (A) dated the Amendment Effective Date, (B) addressed to the Administrative Agent and the Lenders, and (C) covering such matters relating to this Amendment and the transactions contemplated hereby as the Administrative Agent shall reasonably request, and the Borrower hereby requests such counsel to deliver such opinions;

(f)     No Default.  On the date hereof and on the Amendment Effective Date (both before and after giving effect to this Amendment), no Default or Event of Default shall have occurred and be continuing;

(g)     Accuracy of Representations and Warranties.  Each of the representations and warranties set forth in Section 3.2 of this Amendment shall be correct in all material respects on and as of the Amendment Effective Date as though made on and as of such date, except to the extent that any such representations and warranties are stated to relate solely to an earlier date, in which case such representations and warranties shall be correct in all respects as of such earlier date; provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates;

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(h)     Acknowledgment and Confirmation.  The Administrative Agent shall have received the Acknowledgment and Confirmation, substantially in the form of Exhibit A hereto (the “Acknowledgement”), dated as of the Amendment Effective Date, executed and delivered by an authorized officer or other authorized signatory of each Guarantor;

(i)     Effectiveness Fee and Expenses.  The Borrower shall have paid to the Administrative Agent on or before the Amendment Effective Date (i) for the account of each Lender, a consent fee equal to 0.50% of the Commitment of such Lender as in effect on the Amendment Effective Date after giving effect to this Amendment, (ii) all Fees and other amounts due and payable on or prior to the Amendment Effective Date and (iii) all reasonable and documented fees, out-of-pocket costs and expenses of the Administrative Agent incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees, charges and disbursements of Davis Polk & Wardwell LLP, counsel for the Administrative Agent; and

(j)     Documentation.  The Administrative Agent shall have received, at least five Business Days prior to the Amendment Effective Date, to the extent requested, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act.

Section 3.2     Representations and Warranties.   To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to each of the Administrative Agent and the Lenders that:

(a)     Each of the representations and warranties set forth in Article 3 of the Credit Agreement and in each other Credit Document are true and correct in all material respects on and as of the Amendment Effective Date as though made on and as of such date, except to the extent that any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date, provided that in each case, any representation or warranty that is qualified as to “materiality” or “material adverse effect” is true and correct (after giving effect to any qualification therein) in all respects;

(b)     As of the date hereof, the Borrower has the limited liability company power and authority, and the legal right, to enter into and perform this Amendment.  The execution, delivery and performance of this Amendment have been duly authorized by all necessary limited liability company action on the part of such party.  The execution and delivery by such party of this Amendment, and performance by such party of the Amended Credit Agreement, will not (i) contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or Governmental Authority, (ii) (x) violate or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or give rise to any right to accelerate or to require the prepayment, repurchase of redemption of any obligation under, or (y) result in the creation or imposition of (or the obligation to directly or indirectly create or impose) any Lien (except pursuant to the Security Documents) upon any of the property or assets of any Credit Party or any Restricted Subsidiary pursuant to the terms of, any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other agreement, contract or instrument, in each case to which any Credit Party or any Restricted Subsidiary is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) violate any provision of the certificate or articles of incorporation, certificate of formation, limited liability company agreement or by-laws (or equivalent organizational documents), as applicable, of any Credit Party or any Restricted Subsidiary, except to the extent all violations or contraventions with respect to the foregoing clauses (i) and (ii)(x) could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  This Amendment constitutes a legal, valid and binding obligation of

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such party, enforceable against such party in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, and other similar laws affecting creditors’ rights generally;

(c)     The Acknowledgement, when executed and delivered by each Guarantor party thereto, will constitute a legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, and other similar laws affecting creditors’ rights generally; and

(d)     On the date hereof and on the Amendment Effective Date (both before and after giving effect to this Amendment), no Default or Event of Default has occurred and is continuing.

Section 3.3     Severability.     In the event any one or more of the provisions contained in this Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 3.4     Continuing Effect; No Other Waivers or Amendments.

(a)     This Amendment shall not constitute an amendment to or waiver of any provision of the Credit Agreement and the other Credit Documents except as expressly stated herein and shall not be construed as a consent to any action on the part of the Borrower or any other Credit Party that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein.  Except as expressly amended or waived hereby, the provisions of the Credit Agreement and the other Credit Documents are and shall remain in full force and effect in accordance with their terms.

(b)     The parties hereto acknowledge and agree that (i) this Amendment, the Acknowledgment and any other Credit Documents executed and delivered in connection herewith do not constitute a novation, or termination of the “Obligations” (as defined in the Credit Documents) under the Credit Agreement as in effect prior to the Amendment Effective Date; (ii) such “Obligations” are in all respects continuing (as amended hereby) with only the terms thereof being modified to the extent expressly provided in this Amendment; and (iii) the Liens and security interests as granted under the Credit Documents securing payment of such “Obligations” are in all such respects continuing in full force and effect and secure the payment of the “Obligations.”

(c)     On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, shall mean and be a reference to the Amended Credit Agreement, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument.  This Amendment and the Acknowledgment shall be a Credit Document for all purposes under the Credit Agreement.

Section 3.5     Counterparts.     This Amendment may be executed in any number of counterparts and by the different parties to this Amendment in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Amendment.  Delivery of an executed counterpart of a signature page to this Amendment by

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facsimile or other electronic image shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 3.6     GOVERNING LAW.     THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Section 3.7.    Assignment by Morgan Stanley Bank N.A. to Morgan Stanley Senior Funding, Inc. Notwithstanding the provisions of Section 9.04 of the Credit Agreement, Morgan Stanley Bank, N.A. hereby assigns its Commitment and Loans to Morgan Stanley Senior Funding, Inc. and Morgan Stanley Senior Funding, Inc. hereby accepts such assignment, effective simultaneously with the effectiveness of this Amendment on the Amendment Effective Date, the Borrower and Administrative Agent hereby consent to such assignment and the Administrative Agent is hereby instructed to record such assignment in the Register.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

PRIVATE NATIONAL MORTGAGE ACCEPTANCE
COMPANY, LLC, as the Borrower

By:	/s/ Pamela Marsh
Name: Pamela Marsh
Title: Managing Director, Treasurer

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement (PennyMac)]

CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH, as Administrative Agent and a Lender

By:	/s/ Doreen Barr
Name: Doreen Barr
Title: Authorized Signatory

By:	/s/ Shyam Kapadia
Name: Shyam Kapadia
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement (PennyMac)]

LENDER:

Barclays Bank PLC, as a Lender

By:	/s/ Vanessa Kurbatskiy
Name:	Vanessa Kurbatskiy
Title:	Vice President

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement (PennyMac)]

LENDER:

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Ryan Durkin
Name:	Ryan Durkin
Title:	Authorized Signatory

By:
Name:
Title:

LENDER:

JPMorgan Chase Bank, N.A., as a Lender

By:	/s/ Gregory A. Jansen
Name:	Gregory A. Jansen
Title:	Executive Director

By:
Name:
Title:

LENDER:

Citibank, N.A., as a Lender

By:	/s/ Ciaran Small
Name:	Ciaran Small
Title:	Vice President

Morgan Stanley Bank, N.A., as a Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory

By:
Name:
Title:

Morgan Stanley Senior Funding, Inc., as a Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Vice President

EXHIBIT A

TO AMENDMENT

[FORM OF] ACKNOWLEDGMENT AND CONFIRMATION

1.     Reference is made to the Amendment No. 1 to Amended and Restated Credit Agreement, dated as of November 17, 2017 (the “Amendment”), by and among the Borrower, the Administrative Agent and the Lenders party thereto.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Amendment or the Amended Credit Agreement, as the case may be.

2.     Each of the undersigned hereby (a) acknowledges receipt of a copy of the Amendment and (b) consents to and approves the execution, delivery and performance of the Amendment and the performance of the Amended Credit Agreement.

3.     After giving effect to the Amendment and the amendments and modifications to the Credit Documents effectuated by the Amendment (collectively, the “Modifications”), each of the undersigned ratifies, reaffirms and agrees (i) that the Amendment and any other Credit Documents executed and delivered in connection therewith do not constitute a novation, or termination of the “Obligations” under and as defined in the Credit Agreement as in effect prior to the Amendment Effective Date, (ii) that such “Obligations” are in all respects continuing (as amended thereby) with only the terms thereof being modified to the extent provided in the Amendment, (iii) to perform all of its obligations under each Credit Document to which it is a party (whether as original signatory thereto, by supplement thereto, by operation of law or otherwise), and (iv) that all such obligations remain in full force and effect.

4.     After giving effect to the Amendment and the Modifications effectuated thereby, each of the undersigned, with respect to each Credit Document to which it is a party (a) reaffirms and ratifies its unconditional guarantee of the full and punctual payment and performance of the Obligations as further set forth in the Guaranty, (b) reaffirms and ratifies the Liens and security interests granted by the undersigned under such Credit Document and (c) confirms and acknowledges that the Liens and security interests granted by the undersigned under such Credit Document remain in full force and effect and secure the payments of the “Obligations.”

5.     After giving effect to the Amendment and the Modifications effectuated thereby, each of the undersigned agrees that, from and after the Amendment Effective Date, each reference to “the Credit Agreement” in the Credit Documents shall be deemed to be a reference to the Amended Credit Agreement.

6.     THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

7.     This Acknowledgment and Confirmation may be executed in any number of counterparts and by the different parties to this Acknowledgement and Confirmation in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Acknowledgement and Confirmation.  Delivery of an executed counterpart of a signature page to this Acknowledgement and Confirmation by facsimile or other electronic image shall be effective as delivery of a manually executed counterpart of this Acknowledgement and Confirmation.

IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Confirmation to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

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